                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of MainStreet Financial Corporation, a Virginia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on August 25, 1998.

        /s/ John A. Allison IV                  /s/ Scott E. Reed
-------------------------------------   ---------------------------------------
Name:   John A. Allison IV              Name:   Scott E. Reed
Title:  Chairman of the Board and       Title:  Senior Executive Vice President
        Chief Executive Officer                 and Chief Financial Officer
        (principal executive officer)           (principal financial officer)

        /s/ Sherry A. Kellett                   /s/ Paul B. Barringer
-------------------------------------   ---------------------------------------
Name:   Sherry A. Kellett               Name:   Paul B. Barringer
Title:  Executive Vice President        Title:  Director
        and Controller
        (principal accounting officer)

        /s/ Alfred E. Cleveland                 /s/ W. R. Cuthbertson, Jr.
-------------------------------------   ---------------------------------------
Name:   Alfred E. Cleveland             Name:   W. R. Cuthbertson, Jr.
Title:  Director                        Title:  Director

        /s/ Ronald E. Deal                      /s/ A. J. Dooley, Sr.
-------------------------------------   ---------------------------------------
Name:   Ronald E. Deal                  Name:   A. J. Dooley, Sr.
Title:  Director                        Title:  Director

                                                /s/ Paul S. Goldsmith
-------------------------------------   ---------------------------------------
Name:   Tom D. Efird                    Name:   Paul S. Goldsmith
Title:  Director                        Title:  Director

        /s/ L. Vincent Hackley                  /s/ Jane P. Helm
-------------------------------------   ---------------------------------------
Name:   L. Vincent Hackley              Name:   Jane P. Helm
Title:  Director                        Title:  Director

        /s/ Richard Janeway, M.D.               /s/ J. Ernest Lathem, M.D.
-------------------------------------   ---------------------------------------
Name:   Richard Janeway, M.D.           Name:   J. Ernest Lathem, M.D.
Title:  Director                        Title:  Director

        /s/ James H. Maynard                    /s/ Joseph A. McAleer, Jr.
-------------------------------------   ---------------------------------------
Name:   James H. Maynard                Name:   Joseph A. McAleer, Jr.
Title:  Director                        Title:  Director

        /s/ Albert O. McCauley                  /s/ Richard L. Player, Jr.
-------------------------------------   ---------------------------------------
Name:   Albert O. McCauley              Name:   Richard L. Player, Jr.
Title:  Director                        Title:  Director

        /s/ C. Edward Pleasants, Jr.            /s/ Nido R. Qubein
-------------------------------------   ---------------------------------------
Name:   C. Edward Pleasants, Jr.        Name:   Nido R. Qubein
Title:  Director                        Title:  Director

        /s/ E. Rhone Sasser                     /s/ Jack E. Shaw
-------------------------------------   ---------------------------------------
Name:   E. Rhone Sasser                 Name:   Jack E. Shaw
Title:  Director                        Title:  Director

        /s/ Harold B. Wells
-------------------------------------
Name:   Harold B. Wells
Title:  Director